Exhibit 10.1(a)

FIRST AMENDMENT

TO

ALPHAEON CORPORATION

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and Stockholders of ALPHAEON Corporation, a Delaware corporation (the “Company”), the Amended and Restated 2013 Stock Incentive Plan (the “Plan”) of the Company is hereby amended as follows:

1.            Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan as follows:

“4.1          Shares Subject to the Plan. As of the Effective Date, there are 40,274,338 shares of Class A Common Stock available for issuance under the Plan. Of this total, 40,274,338 shares of Class A Common Stock are available for issuance pursuant to Incentive Options. For purposes of this Section 4.1, in the event that (a) all or any portion of any Award granted or offered under the Plan can no longer under any circumstances be exercised or (b) any shares of Class A Common Stock are reacquired by the Company which were initially the subject of an Award Agreement, the shares of Class A Common Stock allocable to the unexercised portion of such Award, or the shares so reacquired, shall again be available for grant or issuance under the Plan.”

2.            Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

3.            Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

4.            This First Amendment shall be effective as of October 30, 2015.

I hereby certify that the Plan was duly amended and such First Amendment has been duly approved by the Board of Directors of the Company as of October 30, 2015 and such First Amendment has been duly approved by the Stockholders of the Company as of November 4, 2015.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEROF, the undersigned has caused this First Amendment to be executed effective as of the date set forth above.

ALPHAEON CORPORATION,
A Delaware corporation

By:	/s/ Robert Grant
Name:	Robert Grant
Title:	CEO

Signature page to First Amendment to the Plan